SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 26, 2018
Date of Report (Date of earliest event reported)
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UNITY BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

1-12431
(Commission File Number)

22-3282551
(IRS Employer Identification No.)

64 Old Highway 22
Clinton, NJ 08809
(Address of Principal Executive Office)

(908) 730-7630
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Attached as Exhibit 99.1 is a copy of the presentation, which will be made by James A. Hughes, President and CEO, at the Company's Annual Meeting of Shareholders on April 26, 2018, the full text of which is incorporated by reference in response to this item.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
Exhibit 99.1	Annual Meeting of Shareholders' Presentation held on April 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Date: April 26, 2018
By: /s/ Alan J. Bedner
Alan J. Bedner
EVP and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT #	DESCRIPTION

99.1	Annual Meeting of Shareholders' Presentation held on April 26, 2018